UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________________
FORM 8-K
______________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 9, 2018
______________________________

LIFEVANTAGE CORPORATION (Exact name of registrant as specified in its charter)
______________________________

Delaware	001-35647	90-0224471
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9785 S. Monroe Street, Suite 400, Sandy, UT 84070
(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (801) 432-9000
______________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03	Material Modification to Rights of Security Holders.

On March 9, 2018, LifeVantage, Inc. (the “Company”) changed its state of incorporation from the State of Colorado to the State of Delaware (the “Reincorporation”) pursuant to a plan of conversion, dated March 9, 2018 (the “Plan of Conversion”).  The Reincorporation was accomplished by the filing of (i) a statement of conversion (the “Colorado Statement of Conversion”) with the Secretary of State of the State of Colorado, and (ii) a certificate of conversion (the “Delaware Certificate of Conversion”) and a certificate of incorporation (the “Delaware Certificate of Incorporation”) with the Secretary of State of the State of Delaware.  Pursuant to the Plan of Conversion, the Company also adopted new bylaws (the “Delaware Bylaws”).

The Reincorporation was previously submitted to a vote of, and approved by, the Company’s stockholders at its 2018 Annual Meeting of Stockholders held on February 2, 2018 (the “Annual Meeting”).  Upon the effectiveness of the Reincorporation:

•
the affairs of the Company ceased to be governed by the Colorado Business Corporation Act (the “CBCA”), the Company’s existing Articles of Incorporation and the Company’s existing Bylaws, and the affairs of the Company became subject to the General Corporation Law of the State of Delaware (the “DGCL”), the Delaware Certificate of Incorporation and the Delaware Bylaws;

•
each outstanding share of the common stock of the Colorado corporation (“LifeVantage Colorado”) converted into an outstanding share of common stock of the Delaware corporation (“LifeVantage Delaware”);

•
each outstanding option to acquire shares of the LifeVantage Colorado’s common stock converted into an equivalent option to acquire, upon the same terms and conditions (including the vesting schedule and exercise price per share applicable to each such option), the same number of shares of LifeVantage Delaware’s common stock;

•
each outstanding restricted share or restricted stock unit of LifeVantage Colorado’s common stock converted into an equivalent restricted share or restricted stock unit of LifeVantage Delaware’s common stock with the same terms and conditions (including the vesting schedule applicable to each such share);

•
each outstanding warrant or other right to acquire shares of LifeVantage Colorado’s common stock converted into an equivalent warrant or other right to acquire, upon the same terms and conditions the same number of shares of the LifeVantage’s Delaware’s common stock;

•	each employee benefit, stock option or other similar plan of LifeVantage Colorado continued to be an employee benefit, stock option or other similar plan of the LifeVantage Delaware; and

•	each director and officer of LifeVantage Colorado continued to hold his or her respective position with LifeVantage Delaware.

The primary reason that the Company is effecting the Reincorporation is because the corporate laws of the State of Delaware are more comprehensive, widely-used and extensively interpreted than the corporate laws of other states, including Colorado. As a result of the flexibility and responsiveness of the Delaware corporate laws to the legal and business needs of corporations, many major corporations have incorporated in Delaware or have changed their corporate domiciles to Delaware in a manner similar to the Reincorporation. The Delaware judiciary has become particularly familiar with corporate law matters and a substantial body of court decisions has developed construing the laws of Delaware, thus providing greater clarity and predictability with respect to corporate legal and governance affairs.

Although the Delaware Certificate of Incorporation and the Delaware Bylaws are substantially similar to provisions from the Articles of Incorporation and Bylaws of the LifeVantage Colorado, certain rights of the Company’s stockholders are different as a result of the Reincorporation. These differences are described in the Company’s Definitive Proxy Statement on Schedule 14A for the Annual Meeting filed with the Securities and Exchange Commission on December 20, 2017, under the section entitled “Proposal 4 - Approval of the Reincorporation of the Company from the State of Colorado to the State of Delaware - Comparison of Shareholder Rights Before and After the Reincorporation”, as supplemented by the Supplement to Proxy Statement filed on January 23, 2018, which descriptions are incorporated in their entirety herein by reference.

The Reincorporation did not affect any of the Company’s material contracts with any third parties, and the Company’s rights and obligations under such material contractual arrangements continue to be rights and obligations of the Company after the Reincorporation. The Reincorporation did not result in any change in headquarters, business, jobs, management, location of any of the offices or facilities, number of employees, assets, liabilities or net worth (other than as a result of the costs incident to the Reincorporation) of the Company.

The foregoing descriptions of the Plan of Conversion, the Delaware Certificate of Incorporation, the Delaware Bylaws, the Delaware Certificate of Conversion and the Colorado Statement of Conversion, do not purport to be complete and are qualified in their entirety by reference to the full text of the Plan of Conversion, the Delaware Certificate of Incorporation, the Delaware

Bylaws, the Delaware Certificate of Conversion and the Colorado Statement of Conversion, copies of which are filed as Exhibits 2.1, 3.1, 3.2, 3.3 and 3.4, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

In connection with the Reincorporation, the Company also adopted a new form of common stock certificate, a copy of which is filed as Exhibit 4.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.02.     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Indemnity Agreements with Directors and Executive Officers

Following the Reincorporation, the Company entered into new indemnity agreements with each of the Company’s directors and executive officers, effective March 9, 2018, which replace the previous indemnity agreements entered into between the Company and its directors and executive officers.

The indemnity agreements are substantially similar to those previously entered into between the Company and its directors and executive officers except that the new indemnity agreements are governed by Delaware law and have been modified to conform to Delaware law. The indemnity agreements require the Company, among other things, to indemnify the director or executive officer against specified expenses and liabilities, such as attorneys’ fees, judgments, fines and settlements, paid by the individual in connection with any action, suit or proceeding arising out of the individual’s status or service as the Company’s director or executive officer, other than liabilities arising from actions not taken in good faith, in a manner Indemnitee did not reasonably believe to be in or not opposed to the best interests of the Company or of which indemnification would be otherwise unlawful, and to advance expenses incurred by the individual in connection with any proceeding against the individual with respect to which the individual may be entitled to indemnification by the Company.

The foregoing description of the of indemnity agreements entered into between the Company and each of its directors and executive officers is qualified in its entirety by reference to the full text of the form of indemnification agreement, which is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.03.     Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth under Item 3.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
2.1	Plan of Conversion, dated March 9, 2018
3.1	Certificate of Incorporation, as filed with the Delaware Secretary of State on March 9, 2018
3.2	Bylaws, effective March 9, 2018
3.3	Certificate of Conversion as filed with the Delaware Secretary of State on March 9, 2018
3.4	Statement of Conversion as filed with the Colorado Secretary of State on March 9, 2018
4.1	Form of Common Stock Certificate
99.1	Form of Indemnification Agreement

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LIFEVANTAGE CORPORATION.

Date: March 13, 2018	By:	/s/ Steven R. Fife
	Name:	Steven R. Fife
	Title:	Chief Financial Officer